SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934


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                         Calvert Social Investment Fund
                (Name of Registrant as Specified in Its Charter)

                           William M. Tartikoff, Esq.
                                   Secretary
      (Name of Person Filing Proxy Statement if other than the Registrant)

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

{Tentative Shareholder Letter from President}

[DATE - Approximately December 31, 1998]

Dear Shareholder:

I am writing to inform you of the upcoming special meeting for shareholders of the Calvert Social Investment Fund ("CSIF") Money Market, Balanced (formerly known as Managed Growth), Bond, Equity and Managed Index Portfolios and for shareholders of Calvert World Values Fund, Inc. ("CWVF") International Equity.

A summary of the proposals and the formal Notice of Meeting appears on the next few pages, followed by the detailed proxy statement. Please take a few minutes to read the enclosed material and vote on these important issues. The Boards of Trustees/Directors, including myself, believe these changes are in your best interest and that of your Portfolio.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy materials, and vote on the issues as soon as you can. You may vote by mail, by telephone, through the internet, by facsimile machine, or in person. If you do not cast your vote, you may be contacted by our proxy solicitation service, ADP, or by a Calvert employee. CSIF and/or CWVF will have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxy votes.

I appreciate the time you will take to review this important matter. If we may be of any assistance or if you have any questions about the proxy issues, please call us at (800) 368-2745. Our hearing-impaired shareholders may call
(800) 541-1524 for a TDD connection.

Sincerely,

/s/

Barbara J. Krumsiek
Trustee and Senior Vice President

                         Calvert Social Investment Fund
                             Money Market Portfolio
                                 Bond Portfolio
                               Balanced Portfolio
                                Equity Portfolio
                            Managed Index Portfolio

                        Calvert World Values Fund, Inc.
                           International Equity Fund

Overview

This is a combined proxy statement for the funds shown above. The table below lists the proposals, the affected portfolios, and the page on which the discussion of the proposal begins. Please be sure to read this entire proxy statement and cast your votes as soon as possible.

Proposal                   Affected                  Begins at
Number                     Portfolios                Page [#]
--------------------------------------------------------------------------------

Proposal 1                 All Portfolios            Page [#]
To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. This agreement is identical to the current investment advisory agreements in all material respects, except that it reflects a reduced advisory fee (for all Portfolios except CSIF Managed Index) and does not provide a performance fee adjustment (for CSIF Balanced and Equity).

Proposal 2                 CSIF Balanced             Page [#]
To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, NCM Capital Management Group, Inc. This agreement is identical to the current investment subadvisory agreement in all material respects, except that it does not provide for a performance fee adjustment.

Proposal 3                 CSIF Equity               Page [#]
To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Atlanta Capital Management Company, L.L.C.

Proposal 4                 CSIF Balanced             Page [#]
                           CSIF Equity
                           CWVF International Equity
To authorize CSIF or CWVF and/or CAMCO to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.

Proposal 5                 CSIF Balanced             Page [#]
To approve a revised investment objective which is more reflective of current economic times.

Proposal 6                 CSIF Bond                 Page [#]
To change CSIF Bond from a diversified to a nondiversified fund and to change the concentration policy to allow it to concentrate in one or more industries.

Proposal 7                 All Portfolios            Page [#]
To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.

Proposal 8                 All Portfolios            Page [#]
To ratify the Board's selection of CSIF and CWVF auditors, PricewaterhouseCoopers, L.L.P.

                         Calvert Social Investment Fund
                             Money Market Portfolio
                                 Bond Portfolio
                               Balanced Portfolio
                                Equity Portfolio
                            Managed Index Portfolio

                        Calvert World Values Fund, Inc.
                           International Equity Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be held on February 24, 1999

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Calvert Social Investment Fund ("CSIF") and Calvert World Values Fund, Inc. ("CWVF") International Equity will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Wednesday, February 24, 1999 for the following purposes:

   I. For each Portfolio: to approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO"), identical to the current investment advisory agreements in all material respects, except that it reflects a reduced advisory fee (for all Portfolios except CSIF Managed Index) and does not provide for a performance fee adjustment for CSIF Balanced or Equity.
   II. CSIF Balanced: to approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, NCM Capital Management Group, Inc. This agreement is identical to the current investment subadvisory agreement in all material respects, except that it does not provide for a performance fee adjustment.
   III. CSIF Equity: to approve a new investment subadvisory agreement with the new investment subadvisor, Atlanta Capital Management Company, L.L.C., otherwise identical to the current investment subadvisory agreement in all material respects, except that it reflects a reduced subadvisory fee and does not provide for a performance fee adjustment.
   IV. CSIF Balanced and Equity and CWVF International Equity: to authorize CSIF or CWVF and/or CAMCO to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.
   V. CSIF Balanced: to approve a revised investment objective which is more reflective of current economic times.
   VI. CSIF Bond only: to change CSIF Bond from a diversified to a nondiversified fund and to change the concentration policy to allow it to concentrate in one or more industries.
   VII. For each Portfolio: to approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.
   VIII. For each Portfolio: to ratify the Board's selection of CSIF and CWVF auditors, PricewaterhouseCoopers, L.L.P.
   IX. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

                                    By Order of the Trustees/Directors,
                                    /s/
                                    William M. Tartikoff, Esq.
                                    Vice President

The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders is December 31, 1998.

Investment Advisor
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Administrator
Calvert Administrative Services Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

                         Calvert Social Investment Fund
                             Money Market Portfolio
                               Balanced Portfolio
                                 Bond Portfolio
                                Equity Portfolio
                            Managed Index Portfolio

                        Calvert World Values Fund, Inc.
                           International Equity Fund

                      4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814

                                PROXY STATEMENT

                               December 31, 1998

We are sending this proxy statement to you to ask you to approve several important changes. You may vote by mail, by telephone, by facsimile, through a secure internet website, or in person. Your vote is important. Please call 800-368-2745 if you have questions about this proxy.

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Calvert Social Investment Fund and the Board of Directors of Calvert World Values Fund, Inc. (the "Boards") to be used at the Special Meeting of Shareholders. The Special Meeting will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Wednesday, February 24, 1999, or at such later time or date made necessary by adjournment for the purpose set forth in the Notice of Meeting.

Each of the Money Market, Balanced (formerly known as Managed Growth), Bond, Equity, and Managed Index Portfolios is a series of the Calvert Social Investment Fund, an open-end management investment company that was organized as a Massachusetts business trust on December 14, 1981. The International Equity Fund is a series of Calvert World Values Fund, Inc., an open-end management investment company that was organized as a Maryland corporation on February 14, 1992.

                                   PROPOSALS

--------------------------------------------------------------------------------
Proposal 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For each Portfolio: To approve a new investment advisory agreement with the investment advisor, CAMCO.
--------------------------------------------------------------------------------

Discussion
The following circumstances affect the terms of the current investment advisory agreements (the "Current Advisory Agreements"); therefore, Management proposes that a new advisory agreement be executed:

      CAMCO is an indirectly wholly-owned subsidiary of Acacia Mutual Life Insurance Company ("Acacia"), which subject to certain conditions, plans to merge with Ameritas Insurance Holding Company ("Ameritas") (such planned transaction is hereafter referred to as the "Merger"). The surviving company will be named Ameritas Acacia Mutual Holding Company. Although the Merger could be considered a change in control of CAMCO, terminating the Current Advisory Agreements, the Boards have received assurances that it does not cause such a change. Nonetheless, in order to remove any possible doubt as to the status of the Current Advisory Agreements, the Boards have approved, and recommends that shareholders approve, one standard investment advisory agreement between CSIF and CAMCO for each of the CSIF Portfolios and one standard investment advisory agreement between CWVF and CAMCO (the "New Advisory Agreements").

      CSIF Money Market, Balanced, Bond and Equity: Management has determined that the administrative services, and the provision of compensation for such services, are best provided for in a separate administrative services agreement. Accordingly, it is proposed to remove the provision of these services from the advisory agreement.

      CSIF Balanced and Equity: Management proposes to eliminate the performance fee adjustment so that compensation is based on a flat fee arrangement.

      CSIF Balanced: Management proposes to eliminate the expense limitation with respect to fund expenses. However, Management agrees to maintain the expense limitation until such time in the future that Management and the Board agree otherwise.

Despite the importance of the proposed changes, CAMCO anticipates there will be no effect the actual investment management operations with respect to CSIF or CWVF.

The Current Advisory Agreements
Under the Current Advisory Agreements, CAMCO provides a continuous investment program for CSIF and CWVF, subject to the control of the Boards. The Current Advisory Agreement for CSIF Money Market and Bond was executed on January 3, 1984, pursuant to shareholder approval. The Current Advisory Agreement for CSIF Equity and Balanced was executed on May 24, 1994, pursuant to shareholder approval. The Current Advisory Agreement for the Managed Index Portfolio was executed on February 24, 1998, pursuant to shareholder approval, while the Current Advisory Agreement for International Equity was executed on May 5, 1992, pursuant to shareholder approval. The Boards, including a majority of the Independent Directors, most recently approved the continuance of the Current Advisory Agreements on December 1, 1998, as part of its annual review.

The Current Advisory Agreements provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard, CAMCO shall not be subject to liability to CSIF or to any shareholder of CSIF for any act or omission in the course of performing its duties thereunder.

The Current Advisory Agreements provide for automatic termination unless their continuance is approved by January 1, 2000, and at least annually thereafter by (i) a majority of the Boards, including those who are not parties to the Agreement or interested persons, within the meaning of the Investment Company Act of 1940 (the "1940 Act"), of any such party ("Independent Directors"), and
(ii) the holders of a majority of the outstanding shares of CSIF or CWVF, as the case may be. The Current Advisory Agreements terminate automatically upon their assignment and are terminable at any time, without penalty, by the Boards, CAMCO, or the holders of a majority of the outstanding shares of CSIF or CWVF, upon 60 days' prior written notice.

The New Advisory Agreement
The terms and conditions of the New Advisory Agreements are identical to the terms and conditions of the Current Advisory Agreements, except as to effective and termination dates, deletion of the provision of administrative services as discussed under B., below, elimination of the performance fee adjustment as discussed under C., and elimination of the expense limitation as discussed under D.

If approved by shareholders, the New Advisory Agreements will continue until January 1, 2001 unless terminated earlier by either party, and provided that at least annually thereafter its continuance is approved in the same manner as prescribed in the Current Advisory Agreements.

The description of the New Advisory Agreements is qualified in its entirety by reference to the New Advisory Agreements, attached hereto as Appendix 1 for CSIF and Appendix 2 for CWVF.

Calvert Asset Management Company, Inc.
CAMCO has investment advisory contracts with eight investment companies: First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, Calvert Social Investment Fund, The Calvert Fund, Calvert Municipal Fund, Inc., Calvert World Values Fund, Inc., and Calvert Variable Series, Inc. Each has a substantially similar investment advisory contract with CAMCO, though the actual fees and breakpoints may vary.

Reno J. Martini, Senior Vice President and Chief Investment Officer for CAMCO, has primary responsibility for rendering advisory services to CSIF and CWVF. Mr. Martini oversees the management of all Calvert Funds. It is anticipated that each of the directors and officers of CAMCO will hold the same position with CAMCO after the Merger. The address of the directors and officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814, unless otherwise noted. The directors and executive officers of CAMCO are listed below:

      *Charles T. Nason, Director. Chairman, President and Chief Executive Officer of The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
      *Barbara J. Krumsiek, Director. President of CAMCO and President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd.
      David R. Rochat, Director and Senior Vice President.
      Robert-John H. Sands, Director. Senior Vice President and General Counsel, The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
      *Reno J. Martini, Senior Vice President and Chief Investment Officer. *Ronald M. Wolfsheimer, Senior Vice President and Chief Financial
     Officer.
      *William M. Tartikoff, Senior Vice President, Secretary, and General Counsel.
      Matthew D. Gelfand, Senior Vice President.
      *Daniel K. Hayes, Vice President.
      John Nichols, Vice President.

Persons marked with a *, above, are also Trustees/Directors and/or officers of CSIF and/or CWVF.

A.    The Merger of CAMCO's parent company
CAMCO is an indirect, wholly-owned subsidiary of Acacia. On September 14, 1998, seeking a strategic affiliation to create a stronger, more diversified insurance and financial services enterprise, Acacia and Ameritas entered into an agreement of merger which provides for the merger of their respective mutual holding companies.

Acacia and its related subsidiaries offer traditional life insurance and annuity products, as well as variable products, special banking products and services, and a variety of mutual funds, and operate a full service financial planning broker dealer, while Ameritas and its subsidiaries specialize in variable life, fixed and variable annuities, group dental, low-load insurance products and 401(k) and other investment products. This strategic affiliation is expected to create a stronger, more diversified insurance and financial services enterprise, with almost $11 billion in assets under management, insurance assets of $6 billion, $21 billion life insurance in-force, over $750 million in revenues and approximately $750 million in equity/capital.

The Merger is subject to the approval of the members of both Acacia and Ameritas and is further conditioned upon approval by the appropriate federal and state regulatory authorities.

CAMCO will not be directly affected by the Merger and will remain a wholly-owned subsidiary of Calvert Group, Ltd. As a result of the Merger, however, CAMCO will become an indirect, wholly-owned subsidiary of Ameritas Acacia Mutual Holding Company.

Acacia's current address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814. After consummation of the Merger, Ameritas Acacia Mutual Holding Company's principal place of business will be 5900 "O" Street, Lincoln, Nebraska 68501-1889.

B. CSIF Money Market, Balanced, Bond and Equity: Administrative Services Management has taken the opportunity to re-examine the specific provisions for services under the Current Advisory Agreements. In doing so, management has determined that it is better to delete the provision of administrative duties and leave intact the investment advisory services to be provided by CAMCO.

Administrative services are not currently provided by CAMCO, but are provided by CSIF's Administrator, Calvert Administrative Services Company, ("CASC"). Thus, this change will more accurately reflect the services which CAMCO provides. As a result of administrative services being provided to CSIF under a separate agreement, the investment advisory fees will be reduced so that the proposed advisory fee and the new administrative fee will equal the current advisory fees. The Managed Index Portfolio already has a separate administrative services agreement with CASC.

CSIF Money Market
         Current               Proposed              New Administrative
         Advisory Fee          Advisory Fee          Fee
         0.50%                 0.30%                 0.20%

For the fiscal year ended September 30, 1998, CSIF Money Market paid [$______] in fees to CAMCO. Under the New Advisory Agreement (excluding the administrative services costs as discussed above) CAMCO would have received [$______] in advisory fees for that same time period.

CSIF Bond
         Current               Proposed              New Administrative
         Advisory Fee          Advisory Fee          Fee
         0.65%                 0.35%                 0.30%

For the fiscal year ended September 30, 1998, CSIF Bond paid [$______] in fees to CAMCO. Under the New Advisory Agreement (excluding the administrative services costs as discussed above) CAMCO would have received [$______] in advisory fees for that same time period.

CSIF Balanced
         Current               Proposed              New Administrative
         Advisory Fee          Advisory Fee          Fee
         0.70%*                0.425%**              0.275%

*0.675% above $500M            **0.35% above $500M
0.65% above $1B                0.325% above $1B

For the fiscal year ended September 30, 1998, CSIF Balanced paid [$______] in fees to CAMCO. Under the New Advisory Agreement (excluding the administrative services costs as discussed above and any performance fee adjustment as discussed below) CAMCO would have received [$______] in advisory fees for that same time period.

CSIF Equity
         Current               Proposed              New Administrative
         Advisory Fee          Advisory Fee          Fee
         0.70%                 0.50%                 0.20%

For the fiscal year ended September 30, 1998, CSIF Equity paid [$______] in fees to CAMCO. Under the New Advisory Agreement (excluding the administrative services costs as discussed above and any performance fee adjustment as discussed below) CAMCO would have received [$______] in advisory fees for that same time period.

C.       CSIF Balanced and Equity: Performance Fees
Management has reviewed the effect of performance fees and found that a performance fee does not effectively serve its intended goals. The performance fee structure does not improve the capacity to manage the investment process nor does it serve as an effective incentive tool for investment management. In fact, there is a low level of current demand for this feature from investment professionals. Thus, Management recommends the elimination of the performance fee and adoption of a flat fee for compensating investment advisors and investment subadvisors.

CSIF Balanced
With respect to CSIF Balanced, under the Current Advisory Agreement, CAMCO is paid a base fee at an annual rate of the average daily net assets of CSIF Balanced. The base fee is subject to adjustment, based on the extent to which performance exceeded or trailed the Lehman Aggregate Bond Index as follows:

         Performance versus                 Performance Fee
         the Lehman Aggregate               Adjustment
         Bond Index
         6% to < 12%                        +/- 0.05%
         12% to < 18%                       +/- 0.10%
         18% or more                        +/- 0.15%

As no performance fee adjustment was paid during the fiscal year ended September 30, 1998, CAMCO would have received the same advisory fees had the performance fee not been in effect for that time period.

CSIF Equity
With respect to CSIF Equity, under the Current Advisory Agreement, CAMCO is paid a base fee at an annual rate of the average daily net assets of CSIF. The fee is subject to adjustment, based on the extent to which performance exceeded or trailed the Standard & Poor's ("S&P's) 500 Composite Index as follows:

         Performance versus                 Performance Fee
         the S&P's 500                      Adjustment
         Composite Index
         6% to < 12%                        +/- 0.07%
         12% to < 18%                       +/- 0.14%
         18% or more                        +/- 0.20%

For the fiscal year ended September 30, 1998, the base fee was decreased by ([$_____]) because the performance of the Portfolio trailed S&P's 500 Composite Index. Including the administrative services costs, CAMCO would have received $[______] in advisory fees had the performance fee not been in effect for that same time period.

D.       CSIF Balanced: Expense Limitation
Upon initially entering into the Current Advisory Agreement, CAMCO agreed to limit the expenses of CSIF Balanced to 1.25% of average daily net assets. At that time, certain states also imposed limits on fund expenses so that if expenses exceeded a certain amount, the investment advisor would have to reimburse a fund for the excess. The recent passage of reformed federal securities laws now preempts the states from imposing substantive requirements on investment companies. Therefore, the state-imposed expense limitation is no longer applicable to CSIF Balanced.

Accordingly, Management recommends that this provision not be included in the New Advisory Agreement. The removal of the contractual expense limitation will not affect the management of CSIF Balanced nor its accrual of expenses. Management has agreed to maintain the expense limitation until such time in the future that Management and the Board agree otherwise.

Recommendation
Based on evaluation of the materials presented, the Boards have determined that the changes reflected in the proposed New Advisory Agreement are in the best interests of the shareholders of CSIF and CWVF. The Boards based this determination primarily upon the following:
(a) After a review of all materials related to the Merger, the Boards determined that they were satisfied that CAMCO's services to CSIF and CWVF would not be affected by the Merger and that such Merger would not impose an unfair burden on CSIF or CWVF;
(b) In evaluating the materials presented concerning administrative services, the Boards carefully considered the corporate structure and advisory expenses, and reviewed the proposed form of New Investment Advisory Agreements and form of Administrative Services Agreement;
(c) In recommending the elimination of the performance adjustment structure, the Trustees/Directors considered the nature and quality of the advisory services rendered, giving due consideration to the negligible impact of the performance adjustment on portfolio performance; and
(d) In evaluating the deletion of the expense limitation, the Trustees/Directors considered the applicable securities laws and the current fund expenses, and Management's agreement to continue the limitation.

Thus, the Boards, including a majority of the Independent Trustees/Directors, approved the New Advisory Agreements (subject to approval by shareholders) and authorized submission of the New Advisory Agreements to shareholders for approval. Accordingly, the Boards recommend that shareholders vote FOR the appropriate proposed New Advisory Agreement.

--------------------------------------------------------------------------------
Proposal 2
--------------------------------------------------------------------------------
CSIF Balanced Only: To approve a new investment subadvisory agreement between CAMCO and CSIF Balanced's investment subadvisor, NCM Capital Management Group, Inc. ("NCM Capital").

Discussion
NCM Capital serves as CSIF Balanced's investment subadvisor, pursuant to an Investment Subadvisory Agreement with CSIF Balanced's investment advisor, CAMCO. NCM Capital is a subsidiary of Sloan Financial Group, Inc. ("Sloan Financial"). As discussed further below, pursuant to ongoing negotiations, the ownership interests in Sloan Financial are expected to be redistributed (such redistribution is referred to herein as the "Transaction").

The Boards have been advised that the contemplated Transaction is anticipated to have no effect on NCM Capital's investment management operations. For purposes of the 1940 Act, the Transaction would cause a change of control in NCM Capital that would constitute an assignment of the Current Subadvisory Agreement and thereby cause its automatic termination. The Boards have approved, and recommends that the shareholders of CSIF Balanced approve, a New Subadvisory Agreement between CAMCO and NCM Capital (the "New Subadvisory Agreement") that eliminates the performance fee adjustment as discussed below.

The Current Subadvisory Agreement
Under the Current Subadvisory Agreement, NCM Capital provides a continuous investment program for CSIF Balanced, pursuant to the directions of CAMCO, which is subject to the control of the Board.

As compensation for NCM Capital's services under the Current Subadvisory Agreement, CAMCO pays NCM Capital a subadvisory fee consisting of an annual base fee of 0.25% of CSIF Balanced's average daily net assets, plus or minus a performance adjustment of up to 0.15%. The performance adjustment is added to or subtracted from the base fee based on the extent to which performance exceeded or trailed the Russell 3000 Index.

The Current Subadvisory Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard, the Subadvisor shall not be subject to liability to CAMCO, CSIF Balanced or to any shareholder of CSIF Balanced for any act or omission in the course of performing its duties thereunder. The Current Subadvisory Agreement provides for automatic termination unless by January 1, 1999, and at least annually thereafter, its continuance is approved by (i) a majority of the Board, including a majority of those who are not parties to the Agreement or interested persons, within the meaning of the 1940 Act, of any such party ("Independent Trustees"), and
(ii) the holders of a majority of the outstanding shares of CSIF Balanced. The Current Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, CAMCO, or the holders of a majority of the outstanding shares of CSIF Balanced upon not less than 60 days' written notice. The Current Subadvisory Agreement may also be terminated without penalty upon not less than 90 days' written notice by NCM Capital.

The Current Subadvisory Agreement was executed on July 1, 1995, pursuant to shareholder approval. The Board, including a majority of the Independent Trustees, most recently approved the continuance of the Current Subadvisory Agreement on December 1, 1998 as part of its annual review.

The New Subadvisory Agreement
The terms and conditions of the New Subadvisory Agreement are identical to the terms and conditions of the Current Subadvisory Agreement, except as to effective and termination dates and the elimination of the performance fee adjustment as discussed below. If approved by shareholders, the New Subadvisory Agreement will continue until January 1, 2001 unless terminated earlier by either party, and provided that its continuance is approved at least annually in the same manner as prescribed in the Current Subadvisory Agreement.

The description of the New Subadvisory Agreement is qualified in its entirety by reference to the New Subadvisory Agreement, attached hereto as Appendix 3.

NCM Capital Management Group, Inc.
NCM Capital was founded by Maceo K. Sloan in 1986 as a subsidiary of North Carolina Mutual Life Insurance Company, which was established by his ancestors in 1898. NCM Capital is one of the oldest and largest minority-owned financial institutions in the country and provides products in equity, fixed income and balanced portfolio management. NCM Capital has been an employee-owned subsidiary of Sloan Financial since 1991, with 60 percent co-owned by Mr. Sloan and Justin E. Beckett, Executive Vice President and a Director of NCM Capital.

[NCM Capital currently provides investment subadvisory services to [#1?] other mutual fund with an investment objective similar to that of CSIF Balanced:

Mutual Fund                Assets Under                   Management
                           Management                     Fees
[insert info]

[With respect to this mutual fund, NCM Capital has not waived, reduced, or otherwise agreed to reduce its compensation under its investment management contract.]

It is anticipated that each of the directors and officers of NCM Capital will hold the same position after consummation of the Transaction. The address of the directors and officers is 103 West Main Street, Fourth Floor, Durham, North Carolina 27701, unless otherwise noted. The directors and executive officers of NCM Capital are listed below:

      Maceo K. Sloan, CFA, Chairman, President and Chief Executive Officer. Justin F. Beckett, Executive Vice President.
      Edith H. Noel, Senior Vice President, Corporate Secretary/Treasurer. Clifford D. Mpare, Executive Vice President, Co-Chief Investment Officer. Benjamin Blakney, Executive Vice President, Chief Operating Officer. Tammie F. Coley, Senior Vice President, Chief Financial Officer.
      Victoria A. Treadwell, Senior Vice President, Director of Client
     Services.
      Michael J. Ferraro, Vice President, Director of Trading.
      Reginald V. Weaver, Assistant Vice President.
      Deborah P. Lane, Vice President.
      Linda J. Jordan, Vice President.
      Leander Baker, Vice President.
      Betty L. Bynum, Assistant Vice President.

Change in Control of NCM Capital
Sloan Financial is the parent company of NCM Capital. In 1991, American Express Asset Management Group Inc. (formerly, IDS Advisory Group) ("American Express") purchased a 40% interest in Sloan Financial. At present, the equity distribution profile of Sloan Financial is 43% owned by Mr. Sloan, 40% owned by American Express, and 17% owned by Mr. Beckett.

Sloan Financial, also headquartered in Durham, North Carolina, is the nation's largest minority-owned financial services firm. Presently, Sloan Financial contains two investment management subsidiaries, NCM Capital and New Africa Advisers, Inc. Within its family of companies, Sloan Financial has managed assets of approximately $3 billion, and the firm's client base includes many of the nation's largest employee benefit, foundation, and endowment plans.

Pursuant to ongoing negotiations, Messrs. Sloan and Beckett plan to purchase American Express's 40% interest in Sloan Financial in a transaction that will be implemented in two separate phases. Phase I will consist of a 14.9% assignment of American Express's interest to Messrs. Sloan and Beckett. This assignment will adjust the equity distribution profile of Sloan Financial so that Mr. Sloan will hold a 53.7% interest, American Express will hold a 25.1% interest and Mr. Beckett will hold a 21.2% interest.

In Phase I, the assignment preserves American Express's position as a controlling person of Sloan Financial. Phase I is expected to be completed prior to year-end 1998. In Phase II, American Express will sell its remaining 25.1% interest to Messrs. Sloan and Beckett so that Mr. Sloan will hold a 72% interest and Mr. Beckett will hold 28% in Sloan Financial. Phase II is expected to be completed immediately following shareholder approval of the New Subadvisory Agreement.

Since American Express will no longer have a controlling interest in Sloan Financial at the completion of Phase II, shareholder approval ratifying the Transaction is required before it is finalized.

Elimination of Performance Fees
After review, Management has found that the performance fee structure does not effectively serve its intended goals. The performance fee does not improve the capacity to manage the investment process nor does it serve as an effective incentive tool for investment management. In fact, there is a low level of current demand for this feature from investment professionals. Thus, Management recommends the elimination of the performance fee and adoption of a flat fee for compensating investment advisors and subadvisors.

For the fiscal year ended September 30, 1998, $602,141 in fees (without any performance adjustment) were paid by CSIF Balanced to NCM Capital. As proposed, the new subadvisory fee will be a base rate of 0.25% of CSIF Balanced's average daily net assets. NCM Capital would have received the same fees had the proposed fee been in effect for that time period.

Recommendation
Based on evaluation of the materials presented, the Board determined that they were satisfied that services to CSIF Balanced would not be adversely affected by the proposed Transaction and that the Transaction would not impose an unfair burden on CSIF Balanced. The Board also considered the nature and quality of the advisory services rendered, giving due consideration to the negligible impact of the performance adjustment on fund performance, and determining that the proposed elimination of the performance fee is in the best interest of CSIF Balanced and its shareholders.

Thus, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement, (subject to approval by CSIF Balanced shareholders) and authorized submission of the New Subadvisory Agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the proposed New Subadvisory Agreement.

--------------------------------------------------------------------------------
Proposal 3
--------------------------------------------------------------------------------
CSIF Equity Portfolio only: To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Atlanta Capital Management
Company, L.L.C. ("Atlanta Capital").

Discussion
As the advisor, CAMCO has traditionally contracted out subadvisory services for CSIF Equity. Loomis, Sayles & Company, L.P. ("Loomis, Sayles") served as CSIF Equity's investment subadvisor pursuant to an investment subadvisory agreement executed on February 1, 1994, pursuant to shareholder approval (the "Prior Subadvisory Agreement"). Loomis, Sayles is organized as a limited partnership and controlled by New England Mutual Life Insurance Company. Their principal business address is One Financial Center, Boston, Massachusetts 02111.

At a September 16, 1998, meeting of the Board of Trustees, the Board directed CAMCO to terminate Loomis, Sayles as the subadvisor to CSIF Equity effective September 21, 1998. In this connection, the Board determined that shareholders may benefit from the services of a different investment subadvisor whose management style might better achieve CSIF Equity's objective of growth of capital. After careful consideration by CAMCO of several candidates, CAMCO recommended, and the Board approved the selection (subject to shareholder approval) of Atlanta Capital as subadvisor for CSIF Equity. Atlanta Capital assumed management responsibility for CSIF Equity as of September 21, 1998.

In reaching its decision, the Board reviewed information about Atlanta Capital, as well as information about CAMCO's evaluation of other potential investment subadvisors. This information included details about Atlanta Capital in general, and copies of regulatory disclosure materials filed with the SEC. Management met with Atlanta Capital, and Atlanta Capital made a presentation to the Board and responded to questions at the Board meeting.

Atlanta Capital Management, L.L.C.
Atlanta Capital was founded in 1969 and is owned and operated by six partners. Atlanta Capital is located at Two Midtown Plaza, Suite 1600, 1360 Peachtree Street, Atlanta, Georgia 30309. As of December 1, 1998, Atlanta Capital had approximately $[__] billion in assets under management. The firm performs investment management services for various clients, including pension, profit sharing and other employee benefit plans as well as other mutual funds, institutions and individuals.

Atlanta Capital currently provides investment subadvisory services to one other mutual fund with an investment objective similar to that of CSIF Equity:

Mutual Fund                  Assets Under                 Management
                             Management                   Fees

PB Series Trust, High
Quality Stock Fund           $11.0 million                0.50% of average
                                                          daily net assets

With respect to this mutual fund, Atlanta Capital has not waived, reduced, or otherwise agreed to reduce its compensation under its investment management contract.

Atlanta Capital's Investment Professionals
Daniel W. Boone, III, CFA, is a Senior Partner of Atlanta Capital. Mr. Boone's primary responsibilities are in equity portfolio management and research. Before joining Atlanta Capital in 1976, he was with the international firm of Lazard Freres in New York. Prior to that he was an analyst with the Wellington Management Company. Mr. Boone has earned an MBA from the Wharton School of The University of Pennsylvania, where he graduated with distinction, and a B.A. from Davidson College. He is a Chartered Financial Analyst and a Chartered Investment Counselor. Mr. Boone is a past president of the Atlanta Society of Financial Analysts.

William R. Hackney, III, CFA, is Managing Partner of Atlanta Capital. Mr. Hackney joined Atlanta Capital in 1995 and has responsibilities in equity portfolio management and research as well as day-to-day administration. Prior to joining Atlanta Capital, he was Senior Vice President and Chief Investment Officer of First Union Corporation's Capital Management Group. Mr. Hackney has earned an MBA from The Citadel and a B.A. from The University of North Carolina at Chapel Hill.

Marilyn Robinson, CFA, is Senior Vice President and Principal, serves as Director of Equity Research and is a member of the Portfolio Management team . Ms. Robinson has 15 years investment experience, nine years with Atlanta Capital. Prior to joining Atlanta Capital, she was a Treasury Analyst for Consolidated Health Care in Richmond, Virginia. Ms. Robinson has earned a M.S. and B.B.A. from Georgia State University. She is a Chartered Financial Analyst and serves on the Board of Examiners for the Association of Investment Management and Research. She is also a Certified Cash Manager.

Atlanta Capital's Investment Strategy
Atlanta Capital investment strategy is to combine a comprehensive top-down analysis with rigorous fundamental research. The top-down process is used to identify industry sectors that will be positively affected by macroeconomic, demographic and political trends. The objective is to find investment "themes" or "patterns" that have long-term growth potential. Atlanta Capital's Research Group applies systematic fundamental analysis techniques to these themes to pinpoint those companies with the greatest potential for sustainable growth, strong earnings momentum and valuation "staying power."

Atlanta Capital's Partners

Name of Company and Principal Business Address:
Atlanta Capital Management Company
Two Midtown Plaza, Suite 1600
1360 Peachtree Street
Atlanta, Georgia 30309

Name                         Title

Daniel W. Boone, III         Senior Partner

Gregory L. Coleman           Partner

Jerry D. DeVore              Partner

William R. Hackney, III      Managing Partner

Dallas Lundy                 Partner

Walter F. Reames, Jr.        Senior Partner

The New Subadvisory Agreement
The new investment subadvisory agreement between CAMCO and Atlanta Capital (the "New Subadvisory Agreement") contains substantially the same terms as governed CAMCO's arrangement with Loomis, Sayles, except as described below. If approved by CSIF Equity shareholders, the New Subadvisory Agreement will continue to January 1, 2001 unless terminated earlier by either party, and will continue thereafter on an annual basis if approved by the Trustees or shareholders and a majority of the Trustees who are not interested persons of CSIF, CAMCO or Atlanta Capital. Until shareholders approve the New Subadvisory Agreement, CAMCO will compensate Atlanta Capital pursuant to [an Exemptive Order (in process at this time)] Rule 15a-4 under the 1940 Act, and such compensation paid will not exceed the amount that would have been payable to Loomis, Sayles under the prior arrangement.(Footnote)] If shareholders do not approve the New Subadvisory Agreement at the upcoming Special Meeting or any adjournment hereof, the Board will meet to consider what action to take, including but not limited to, seeking the services of an alternate investment subadvisor.

(Footnote: Pursuant to Rule 15a-4, an investment advisor may provide services to a portfolio and be paid for those services pursuant to a contract not yet approved by shareholders for a maximum period of 120 days, provided that (a) the Board of Trustees of the Fund has approved the contract, and (b) the compensation does not exceed the amount payable to the preceding portfolio manager under its contract with the Fund.)

The description of the New Subadvisory Agreement is qualified in its entirety by reference to the New Subadvisory Agreement, attached hereto as Appendix 4.

As with the arrangement between CAMCO and Loomis, Sayles, Atlanta Capital's fee for investment subadvisory services is paid by CAMCO. However, whereas CAMCO paid Loomis, Sayles an annual subadvisory fee based upon CSIF Equity's average daily net assets plus or minus a performance adjustment, under the New Subadvisory Agreement, CAMCO pays Atlanta Capital a subadvisory fee with no performance adjustment. Specifically, under the New Subadvisory Agreement, CAMCO will pay Atlanta Capital a fee, payable monthly, at the annual rate of 0.30% of CSIF Equity's average daily net assets.

Under the Prior Subadvisory Agreement, CAMCO paid Loomis, Sayles a subadvisory fee at the annual rate of 0.25% of average daily net assets, and CAMCO adjusted this fee based on the extent to which performance of CSIF Equity exceeded or trailed the Standard & Poor's 500 Composite Index:

         Performance versus                          Performance
         S&P's 500 Composite Index                   Fee Adjustment
         6% to < 12%                                 +/- 0.07%
         12% to < 18%                                +/- 0.14%
         18% or more                                 +/- 0.20%

Comparison of Subadvisory Fees
         Prior Subadvisory                           Current Subadvisory
         Agreement with                              Agreement with
         Loomis, Sayles                              Atlanta Capital
         0.25% on all Portfolio assets               0.30% on all Portfolio
         and a performance adjustment                assets.
         of up to plus/minus 0.20%*

*Loomis, Sayles also received a 0.05% annual fee, paid by CAMCO, for its assistance with the distribution of CSIF Equity. Atlanta Capital does not receive such a fee.

For the fiscal year ended September 30, 1998, Loomis, Sayles received from CAMCO $249,207 in fees (including the 0.05% distribution fee and a performance adjustment decrease of $229,896). As proposed, the new subadvisory fee will be a base rate of 0.30% of CSIF Equity's average daily net assets. Under the New Subadvisory Agreement, Atlanta Capital would have received $479,103 in fees, the same amount (absent any performance adjustment) had the new subadvisory fees been in effect for that time period.

The Board reviewed Management's proposal and reasons for recommending the new subadvisory arrangements, as summarized above. The Board took into account:
(1) the nature and quality of the services to be rendered by Atlanta Capital,
(2) an analysis of CSIF Equity's investment subadvisory fee, investment performance, expense ratios and expenses of CSIF Equity as compared to comparable mutual funds, (3) the investment performance of the other mutual fund for which Atlanta Capital acts as investment adviser, (4) investment management staffing and the portfolio managers' respective experience and qualifications, and (5) the financial condition and resources of Atlanta Capital. The Board considered all of the above matters and all of the factors together in arriving at its decision to approve the Investment Subadvisory Agreement, not focusing on any one factor or group of factors as more important than any other factor.

Based on its evaluation of the materials presented and assisted by the advice of independent counsel, the Board concluded that the New Subadvisory Agreement with Atlanta Capital is in the best interest of CSIF Equity's shareholders.

Recommendation
Thus, the Board, including a majority of the Independent Trustees, approved the New Investment Subadvisory Agreement between CAMCO and Atlanta Capital (subject to approval by CSIF Equity shareholders) and authorized submission of the New Subadvisory Agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the New Subadvisory Agreement.

--------------------------------------------------------------------------------
Proposal 4
--------------------------------------------------------------------------------
CSIF Balanced and Equity and CWVF International Equity only: To authorize CSIF or CWVF and/or CAMCO to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.

Discussion
The SEC has issued an Order to CSIF and CWVF permitting them to enter into a new and/or to materially amend an investment subadvisory agreement without shareholder approval. Management believes that CAMCO's continuous supervision of the subadvisor will permit the proportion of shareholders' assets subject to particular subadvisor styles to be reallocated (or a new subadvisor introduced) in response to changing market conditions or subadvisor performance, in an attempt to improve performance.

Management believes that your interests as a shareholder are adequately protected by your voting rights with respect to the advisory agreement and the responsibilities assumed by CAMCO and the Boards. It has found that requiring shareholder approval of a subadvisor and the subadvisory agreement imposes costs on the affected Portfolio without advancing shareholder interests. Further, there is the concern that requiring shareholder approval of changes to the existing subadvisory arrangements would prevent CSIF or CWVF from promptly and timely employing the subadvisor best suited to the needs of the affected Portfolio. Therefore, Management is seeking to streamline the process so that an affected Portfolio can more efficiently continue toward achieving its investment objective with a subadvisor recommended by CAMCO and approved by the Boards.

If CAMCO and/or CSIF or CWVF are authorized to make changes to the existing subadvisory arrangements outside of the proxy solicitation process, shareholders will continue to benefit by knowing that CAMCO has applied the same safeguards and criteria in making its selection while continuing to fulfill its same duties to shareholders and to CSIF or CWVF. Although Management would be authorized to make a subadvisory change without a shareholder vote, as shareholders, you are entitled to and would continue to receive the same disclosure and details about the selection process and the background of the newly selected manager as you have received in this solicitation, but in the form of an information statement instead of a proxy statement. This information would be delivered to shareholders within 90 days of the subadvisory change.

Recommendation
The Boards have approved Management's recommendation to implement the Order and seek the authority to enter into a new and/or to materially amend an existing investment subadvisory agreement without shareholder approval and recommends that shareholders vote FOR the Proposal.

--------------------------------------------------------------------------------
Proposal 5
--------------------------------------------------------------------------------
CSIF Balanced only: To approve a revised investment objective which is more reflective of current economic times.

Discussion
After reviewing the current investment objective of CSIF Balanced, and recognizing that the investment objective, when written in 1982, reflected a very different economic time than today, Management determined that the investment objective should be updated.

Thus, Management has revised the current investment objective and has recommended that a new investment objective be adopted. The revised investment objective will not have an effect on the investment style or practices of CSIF Balanced and will remain fundamental.

The current investment objective provides that CSIF Balanced "seeks to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social concern criteria."

The revised investment objective eliminates the reference linking total return to the rate of inflation. Thus the investment objective, as proposed to be revised, states that CSIF Balanced "seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social concern criteria."

Recommendation
After reviewing the current investment objective, and comparing it to the revised investment objective, the Board found that there will be no effect in the application of the revised investment objective upon the management of CSIF Balanced. Therefore, the Board, including a majority of the Independent Trustees, approved the new investment objective for CSIF Balanced, subject to approval by its shareholders. The Board recommends that shareholders vote FOR the revised investment objective.

--------------------------------------------------------------------------------
Proposal 6
--------------------------------------------------------------------------------
CSIF Bond only: To change the CSIF Bond Portfolio from a diversified to a nondiversified fund and to change the concentration policy to allow it to concentrate in one or more industries.

Discussion
The 1940 Act reflects many of the requirements with which a registered investment company must comply. Each fund is required to state whether it will have a diversified portfolio or a nondiversified portfolio. This not only means that a fund must invest in several different companies; it also means that a fund must adhere to the federal diversification rule. The diversification rule is that "at least 75% of the value of total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer." CSIF Bond's concentration policy is currently that it may not "invest 25% or more of its total assets in any particular industry or industries, except that it may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an industry." At this time, CSIF Bond is diversified and does not concentrate in any industry.

CSIF Bond's investment advisor, CAMCO, believes that CSIF Bond will have greater investment flexibility if it becomes nondiversified and is allowed to concentrate in one or more industries. This will permit CSIF Bond to acquire larger positions in the securities of individual issuers, such as hospitals, housing bonds, or utilities. This increased flexibility may provide opportunities to enhance the investment performance. In fact, CAMCO may be able to more efficiently invest CSIF Bond's assets if allowed to concentrate in one industry, and therefore may become more competitive in purchasing securities for CSIF Bond.

Theoretically, investing a larger percentage of a fund's assets in a single issuer's securities increases its exposure to credit and other risks associated with the single issuer's financial condition and business operations. The value of shares of a fund may be more susceptible to any single economic, political or regulatory event than the shares of a diversified fund that does not concentrate in any industry. Because this is a bond fund, however, CAMCO does not expect that being nondiversified or concentrating in any one industry will bring more risk to CSIF Bond. CAMCO expects to use this increased flexibility to acquire larger positions in the securities of a single issuer only when it believes that the potential return on the securities justifies the additional risk. CAMCO believes that these risks are somewhat limited by portions of the Subchapter M test, below, which must be performed on a quarterly basis.

In order to qualify as a registered investment company, CSIF Bond must continue to comply with the Subchapter M test of the Internal Revenue Code. The applicable portion of this test is that CSIF Bond must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets is represented by cash and cash items (including receivables), Government securities and securities of other RICs, and not more than 5% of its total assets will be invested in the securities of any one issuer and not more than 10% of the outstanding voting securities of such issuer. Also, not more than 25% of the total assets will be invested in the securities (other than Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which CSIF Bond controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Thus, at least quarterly, CSIF Bond will be limited in its investments, and therefore, the diversification risks will be reduced for a portion of the portfolio.

Recommendation
After reviewing the current concentration and diversification policies, and considering the investment objective of the CSIF Bond Portfolio, the Board concluded that a change to the diversification and concentration policies could be beneficial to the shareholders of CSIF Bond. The Board voted to approve the change from diversified to nondiversified and voted to allow CSIF Bond to concentrate in any one or more industries, subject to the oversight of the Board, and subject to shareholder approval. The Board recommends that CSIF Bond shareholders vote FOR the proposed changes to CSIF Bond's concentration and diversification policies.

--------------------------------------------------------------------------------
Proposal 7
For each Portfolio: To approve amended fundamental investment restrictions to
(a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.
--------------------------------------------------------------------------------

Discussion
CSIF came into existence over 15 years ago, while CWVF International Equity is over 5 years old. The federal and state laws governing mutual funds have been changed numerous times in the last several years. The Prospectus and Statement of Additional Information ("SAI") for each Portfolio contain investment restrictions that are more restrictive than the current law. For example, federal Rule 2a-7 under the 1940 Act (the "Rule") states what types of money market securities can be purchased for a money market fund. All money market funds must comply with the Rule. However, the investment restrictions for the CSIF Money Market Portfolio are currently even more stringent than the Rule. This severely restricts the CSIF Money Market Portfolio's investments and could potentially reduce its yield. The CSIF Money Market Portfolio does not intend to change its investment style but plans to operate under Rule 2a-7, as may be periodically amended.

Also in the past few years, many state securities laws have changed or have been superseded by federal securities laws. Each Portfolio, however, must still comply with the old fundamental restrictions, unless you vote to change these restrictions to be in line with the changed regulatory landscape.

As explained above, federal law in many cases controls what a mutual fund can purchase. Federal law also specifies certain investment restrictions that must be fundamental and cannot be changed without a shareholder vote. The policies/restrictions that are required by law to be fundamental are those concerning diversification, borrowing money, the issuance of senior securities, underwriting of securities issued by other persons, the purchase and sale of real estate and commodities, the policy about making loans to other persons, and the concentration of investments in a particular industry or group of industries.

CAMCO has recommended to the Board that the investment restrictions of the Portfolios be changed to conform to, but not be more restrictive than, the federal law. That way, if the federal law changes, the Portfolio restrictions can change accordingly. This gives each of the Portfolios more flexibility and may help each Portfolio to more easily adapt to different investment environments. This is expected to enhance a subadvisor's ability to manage a non-money market Portfolio in a changing investment environment and will increase investment management opportunities. Further, it is not anticipated that these proposed changes will substantially affect the way any of the Portfolios are currently managed.

The current investment restrictions for Money Market, Balanced, Bond and Equity Portfolios, excerpted from their SAI, are shown below. After careful consideration, and with the advice of outside counsel, the Board has approved several changes, subject to shareholder approval. Please note that the Board recommends the deletion of any language in [brackets] and italicized. Any new language has been underlined and made bold. Restrictions that the Board believes should be nonfundamental operating policies are marked with ***NF***.

Investment Restrictions - Calvert Social Investment Fund Money Market, Balanced, Bond and Equity Portfolios:

The Fund has adopted the  following  investment  restrictions  which,  [together
with  the  foregoing  investment   objectives  and  fundamental  policies  of  a
Portfolio,] cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Portfolio at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio. Shares have equal rights as to voting, except that only shares of a Portfolio are entitled to vote on matters affecting only that Portfolio (such as changes in investment objective, policies or restrictions). None of the Portfolios may:
         [1.      Purchase securities of any issuer (other than
         obligations of, or guaranteed by, the United States
         Government, its agencies or instrumentalities) if, as a
         result, more than 5% of the value of that Portfolio's total assets would be invested in securities of that issuer.]
         2.       Concentrate [more than] 25% or more of the value of
         its assets in any one industry, or as permitted by law;
         provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the
         United States Government or its agencies and
         instrumentalities, and repurchase agreements secured
         thereby, and there is no limitation with respect to
         investments in money market instruments of banks. (This
         restriction may not apply to CSIF Bond - see Proposal 6,
         above.)
         [3.      Purchase more than 10% of the outstanding voting
         securities of any issuer. In addition, the Fund may not in the aggregate purchase more than 10% of the outstanding
         voting securities of any issuer.]
         [4.      Purchase the securities of any issuer with less
         than three years' continuous operation if, as a result, more than 5% of the value of that Portfolio's total assets would be invested in securities of such issuers.]
         5.       Make loans of more than one-third of the total
         assets of a Portfolio, or as permitted by law, other than
         through the purchase of money market instruments and
         repurchase agreements or by the purchase of bonds,
         debentures or other debt securities. The purchase by a
         Portfolio of all or a portion of an issue of publicly or
         privately distributed debt obligations in accordance with
         its investment objective, policies and restrictions, shall not constitute the making of a loan.
         6.       Underwrite the  securities of other issuers,  except
         as  permitted  by the  Board  of  Trustees/Directors  within applicable  law, and except to the extent that in  connection
         with  the  disposition  of  its  portfolio   securities,   a
         Portfolio may be deemed to be an underwriter.
         [7.      Purchase from or sell to any of the Fund's officers
         or Trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for
         customary commissions.]
         8.       Issue senior securities or Borrow money, except
         from banks for temporary or emergency purposes and then only in an amount up to [10%] 33 1/3% of the value of that
         Portfolio's total assets or as permitted by law and except by engaging in reverse repurchase agreements.[; provided,
         however, that a Portfolio may only engage in reverse
         repurchase agreements so long as, at the time a Portfolio
         enters into a reverse repurchase agreement, the aggregate
         proceeds from outstanding reverse repurchase agreements,
         when added to other outstanding borrowings permitted by this section, do not exceed 33 1/3% of the Portfolio's total
         assets.] In order to secure any permitted borrowings and
         reverse repurchase agreements under this section, each
         Portfolio may pledge, mortgage or hypothecate its assets.
         ***NF***9.        Make short sales of securities or purchase
         any securities on margin except as provided for the Managed
         Growth, Equity and Bond Portfolios with respect to options, futures contracts and options on futures contracts. ***NF***
         ***NF***10.       Write, purchase or sell puts, calls or
         combinations thereof except as provided for the Managed
         Growth, Equity and Bond Portfolios with respect to options, futures contracts and options on futures contracts. ***NF***
         [11.     Invest for the purpose of exercising control or
         management of another issuer.]
         12.      Invest directly in commodities, commodities futures
         contracts, or real estate, although it may invest in
         securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that the Managed Growth, Equity and
         Bond Portfolios may purchase or sell stock index futures,
         foreign currency futures, interest rate futures and options thereon.
         [13.     Invest in interests in oil, gas, or other mineral
         exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such
         programs.]
         [14.     Purchase or retain securities issued by investment
         companies except to the extent permitted by the Investment
         Company Act of 1940, as amended, and in connection with a trustee's/director's deferred compensation plan.]

The current investment restrictions for the Managed Index Portfolio, excerpted from its SAI, are shown below. After careful consideration, and with the advice of outside counsel, the Board has approved several changes, subject to shareholder approval. Please note that the Board recommends the deletion of any language in [brackets] and italicized. Any new language has been underlined and made bold. Restrictions that the Board believes should be nonfundamental operating policies are marked with ***NF***.

Investment Restrictions - Calvert Social Investment Fund Managed Index
Portfolio:

The Portfolio has adopted the following fundamental investment restrictions which, cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding shares, that term is as defined in the Investment Company Act of 1940, as amended ("1940 Act").

         The Portfolio may not:
         [1.      With respect to 75% of its total assets, purchase
         securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in securities of that issuer.]
         2. Concentrate 25% or more of the value of its total assets in any one industry, or as permitted by law;
         provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities and repurchase agreements secured thereby, and there is no limitation with respect to investments in money market instruments of banks.
         [3.      With respect to 75% of its total assets, purchase
         more than 10% of the outstanding voting securities of any
         issuer.]
         4. Make loans of more than one-third of the total assets of a Portfolio, or as permitted by law, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities. [except that the Portfolio may engage in securities lending (provided the value of the securities loaned from the Portfolio will not exceed 33 1/3% of the value of its total assets) and repurchase transactions, and may purchase money market instruments.]
         5. Underwrite the securities of other issuers except as permitted by the Board of Trustees/Directors, within applicable law, and except to the extent that in connection
         with  the  disposition  of  its  portfolio   securities,   a
         Portfolio may be deemed to be an underwriter.
         6.       Issue senior securities or Borrow money, except
         from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of that Portfolio's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Portfolio may pledge, mortgage or hypothecate its assets.
         ***NF***7.        Make short sales of securities or purchase
         any securities on margin except with respect to options, futures contracts and options on futures contracts. ***NF***
         8. Invest directly in commodities or real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in commodities or real estate, and provided that the Portfolio may invest in financial futures and options thereon.
         [9.      Issue any senior securities.]

The current investment restrictions for CWVF International Equity, excerpted from its SAI, are shown below. After careful consideration, and with the advice of outside counsel, the Board has approved several changes, subject to shareholder approval. Please note that the Board recommends the deletion of any language in [brackets] and italicized. Any new language has been underlined and made bold. Restrictions that the Board believes should be nonfundamental operating policies are marked with ***NF***.

Investment Restrictions - CWVF International Equity:

The Fund has adopted the following investment restrictions which, together with the foregoing investment objectives and fundamental policies of the Fund, cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:
         [1.      With respect to 75% of its assets, purchase
         securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.]
         2. Concentrate 25% or more of the value of its assets in any one industry, or as permitted by law; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby, and there is no limitation with respect to investments in money market instruments of banks.
         [3.      Purchase more than 10% of the outstanding voting
         securities of any issuer.]
         4. Make loans of more than one-third of the total assets of a Portfolio, or as permitted by law, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities. The purchase by the Fund of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.
         5. Underwrite the securities of other issuers, except as permitted by the Board of Trustees/Directors, within applicable law, and except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.
         [6.      Purchase from or sell to any of the Fund's officers
         or Directors, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.]
         7. Issue senior securities or Borrow money, except from banks for temporary or emergency purposes and then only in an amount up to [10%] 33 1/3% of the value of the Fund's total assets or as permitted by law. [; provided, however, that outstanding borrowings permitted by this section do not exceed 33 1/3% of the Fund's total assets.] In order to secure any permitted borrowings under this section, the Fund may pledge, mortgage or hypothecate its assets.
         ***NF***8.        Make short sales of securities or purchase
         any securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin. ***NF***
         ***NF***9.        Write, purchase or sell puts, calls or
         combinations thereof except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transaction with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets. ***NF***
         [10.     Invest for the purpose of exercising control or
         management of another issuer.]
         11. Invest directly in commodities, commodities futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that it may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.
         [12.     The Fund may invest in the shares of other
         investment companies as permitted by the 1940 Act or other applicable law; or in connection with a nonqualified deferred compensation plan adopted by the Board of Directors, as long as there is no duplication of advisory fees.]

Thus, the revised fundamental investment restriction section of the SAI for each of the above Portfolios would appear as shown below:

PROPOSED MODEL INVESTMENT RESTRICTIONS:
The Portfolios have adopted the following investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Portfolio at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio. Shares have equal rights as to voting, except that only shares of a Portfolio are entitled to vote on matters affecting only that Portfolio.

         No Portfolio may:
         1.       Concentrate 25% or more of the value of its assets
         in any one industry, or as permitted by law; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the
         United States Government or its agencies and
         instrumentalities, and repurchase agreements secured
         thereby, and there is no limitation with respect to investments in money market instruments of banks. (N/A to
         CSIF Bond.)
         2.       Make loans of more than one-third of the total
         assets of a Portfolio, or as permitted by law, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities. The purchase by a Portfolio of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.
         3. Underwrite the securities of other issuers, except as permitted by the Board of Trustees within applicable law,
         and  except  to  the  extent  that  in  connection   with  the
         disposition of its portfolio securities, a Portfolio may be deemed to be an underwriter.
         4. Issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of that Portfolio's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, each Portfolio may pledge, mortgage or hypothecate its assets.
         5. Invest directly in commodities, commodities futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that the Managed Growth, Equity and Bond Portfolios and CWVF International Equity may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

Recommendation
The Boards have voted to change or delete each of these fundamental investment restrictions as shown above and recommends that you vote FOR the changes or deletions of each of these revised fundamental investment restrictions for the Portfolios.

--------------------------------------------------------------------------------
Proposal 8
--------------------------------------------------------------------------------
For each Portfolio: To ratify the Board's selection of CSIF and CWVF accountants, PricewaterhouseCoopers, L.L.P.

Discussion
Shareholders are requested to ratify the action of the Board in selecting the firm of PricewaterhouseCoopers, L.L.P. as the independent accountants for CSIF and CWVF during the current fiscal year. The Boards believe that the firm is well qualified, and has accordingly selected PricewaterhouseCoopers to act as independent accountants, subject to ratification by shareholders.

Coopers & Lybrand, L.L.P. has experience in accounting and auditing and has served as independent accountants for CWVF since its inception (1992) and for CSIF since 1994. On July 1, 1998, Coopers & Lybrand merged with Price Waterhouse, L.L.P. to form PricewaterhouseCoopers, L.L.P.

Neither PricewaterhouseCoopers nor any of its partners has any direct or indirect connection (other than as independent accountants) with CSIF or CWVF or any of their affiliates. No representative of PricewaterhouseCoopers will be present at the Special Meeting, but a representative will be available via telephone to respond to appropriate questions from shareholders.

Recommendation
The Board recommends a vote FOR ratification of the selection of PricewaterhouseCoopers, L.L.P. as independent accountants for CSIF and CWVF.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, William M. Tartikoff, Esq., and Barbara J. Krumsiek will vote on the matters in accordance with their judgment.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

The audited Annual Report to Shareholders of CSIF is incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:
      write to CSIF or CWVF at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814; or
      call (800) 368-2745; or
      visit Calvert's website at www.calvertgroup.com.

--------------------------------------------------------------------------------
                             SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

CSIF and CWVF are not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Calvert Group Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814.

--------------------------------------------------------------------------------
                               VOTING INFORMATION
--------------------------------------------------------------------------------

Proxies are solicited initially by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert Group and its affiliates or by ADP, a proxy soliciting firm retained for this purpose. CSIF and/or CWVF will bear solicitation costs. By voting as soon as possible, you can save your Fund the expense of follow-up mailings and calls.

A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the proposals.

Each proposal must be approved by a majority of the outstanding shares, which is defined as the lesser of: (1) the vote of 67% or more of the shares of each Portfolio at the Special Meeting if the holders of more than 50% of the outstanding shares of each Portfolio are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of each Portfolio. All classes of each Portfolio vote together.

Any abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. A broker non-vote is when a broker holds the shares and the actual owner does not vote and the broker holding the shares does not have the authority to vote the shares. This means that abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

Shareholders of each Portfolio of record at the close of business on December 1, 1998 ("record date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date. As of December 1, 1998, as shown on the books of each respective Portfolio, there were issued and outstanding:

[#] shares of CSIF Money Market Portfolio
[#] shares of CSIF Balanced Portfolio
[#] shares of CSIF Bond Portfolio
[#] shares of CSIF Equity Portfolio
[#] shares of CSIF Managed Index Portfolio
[#] shares of CWVF International Equity Portfolio

As of the record date, the officers and Trustees/Directors of CSIF and CWVF as a group beneficially owned less than 1% of the outstanding shares of any Portfolio. The following shareholders, as of record date, owned more than 5% of the Portfolio shown:

[insert info]
         Name and Address                   % of Ownership

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

--------------------------------------------------------------------------------
                                  ADJOURNMENT
--------------------------------------------------------------------------------

In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, William M. Tartikoff, Esq., or Barbara J. Krumsiek may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Mr. Tartikoff and Ms. Krumsiek will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment on behalf of those proxies that have voted against any such proposals.


--------------------------------------------------------------------------------


                                                                      APPENDIX 1

                     PROPOSED INVESTMENT ADVISORY AGREEMENT
                         CALVERT SOCIAL INVESTMENT FUND

         INVESTMENT ADVISORY AGREEMENT, made this 30th day of September, 1998, by and between CALVERT ASSET MANAGEMENT COMPANY, INC., a Delaware corporation having its principal place of business in Bethesda, Maryland (the "Advisor"), and CALVERT SOCIAL INVESTMENT FUND, a Massachusetts business trust created pursuant to a Declaration of Trust filed with the Secretary of State of the Commonwealth of Massachusetts (the "Trust").

         WHEREAS, the Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), for the purpose of investing and reinvesting its assets in securities, as set forth in its Declaration of Trust, its By-laws and its registration statements under the 1940 Act and the Securities Act of 1933 as amended (the "1933 Act"), the Trust has registered separate series of shares of beneficial interest for sale to the public; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory and research services, and other management services; and

         WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering management and investment advisory services to investment companies and desires to provide such services to the Trust;

         NOW, THEREFORE in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. Employment of the Advisor. The Trust hereby employs the Advisor to manage the investment and reinvestment of the assets of those separate series of the Trust specified in one or more Schedules attached hereto and made a part of this Agreement (each a "Fund"), subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         2. Obligations of and Services to be Provided by the Advisor. The Advisor undertakes to provide the following services and to assume the following obligations:

                  a. The Advisor shall manage the investment and reinvestment of each Fund's assets, subject to and in accordance with the investment objectives and policies of the Fund, and the social investment criteria, as stated in the then current prospectus and statement of additional information for the Fund and any directions which the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Advisor shall make all determinations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, any other rights pertaining to a Fund's portfolio securities shall be exercised. The Advisor shall render regular reports to the Trust's Board of Trustees concerning each Fund's investment activities.

                  b. The Advisor shall, in the name of the Trust on behalf of each Fund, place orders for the execution of the Fund's portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statement under the 1940 Act and the 1933 Act, as applicable to the Fund as such registration statement may be amended from time to time. In connection with the placement of orders for the execution of each Fund's portfolio transactions, the Advisor shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and the places required by Rule 31a-2 under the 1940 Act.

                  c. The Advisor shall bear its expenses of providing services to the Trust and each Fund pursuant to this Agreement except such expenses as are undertaken by the Trust or the Fund. In addition, the Advisor shall pay the salaries and fees of all Trustees, and executive officers who are employees of the Advisor or its affiliates ("Advisor Employees").

                  d.   In providing the services and assuming the obligations
                      set forth herein, the Advisor may, at its expense, employ one or more Subadvisors. References herein to the Advisor shall include any Subadvisor employed by the Advisor. Any agreement between the Advisor and a Subadvisor shall be subject to the Renewal, Termination and Amendment provisions of paragraph 10 hereof.

                  e.   The Advisor is responsible for screening investments to
                      determine that they meet the Fund's social investment criteria, as may be amended from time to time by the Trustees.

         3. Expenses of each Fund. Each Fund shall pay all expenses other than those expressly assumed by the Advisor. Expenses payable by the Fund shall include, but are not limited to:

                   a.       Fees to the Advisor as provided herein:

                   b.       Legal and audit expenses;

                   c.       Fees and expenses related to the registration and
                           qualification of the Fund and its shares for distribution under federal and state securities laws;

                   d.       Expenses of the administrative service agent,
                           transfer agent, registrar, custodian, dividend disbursing agent and shareholder servicing agent;

                   e.       Any telephone charges associated with shareholder
                           servicing or the maintenance of the Funds or Corporation;

                   f.       Salaries, fees and expenses of Trustees and
                           executive officers of the Trust, other than Advisor Employees;

                   g.       Taxes and corporate fees levied against the Fund;

                   h.       Brokerage commissions and other expenses
                           associated with the purchase and sale of portfolio securities for the Fund;

                   i.       Expenses, including interest, of borrowing money;

                   j.       Expenses incidental to meetings of the Fund's
                           shareholders and the Fund's allocable portion of the expenses incidental to the maintenance of the Trust's organizational existence;

                   k.       Expenses of printing stock certificates
                           representing shares of the Fund and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies and reports to shareholders of the Fund;

                   l.       Expenses of preparing and typesetting of
                           prospectuses of the Fund;

                   m.       Expenses of printing and distributing prospectuses
                           to shareholders of the Fund;

                   n.       The Fund's allocable portion of association
                           membership dues of the Trust;

                   o.       Insurance premiums for fidelity and other
                           coverage; and

                   p.       Distribution Plan expenses, as permitted by Rule
                           12b-1 under the 1940 Act and as authorized by the Trustees.

         4.       Compensation of Advisor

                  a. As compensation for the services rendered and obligations assumed hereunder by the Advisor, the Trust, on behalf of each Fund, shall pay to the Advisor advisory fees as specified in one or more Schedules attached hereto and made part of this Agreement. Such fees shall be payable within ten
                           (10) days after the last day of each calendar month. Upon termination of this Agreement before the end of any calendar month, the fee for such period shall be prorated in the manner set forth in one or more attached Schedules. The Schedules may be amended from time to time, provided that amendments thereto are made in conformity with applicable laws and regulations and the Declaration of Trust and By-laws of the Trust. Any amendment to a Schedule pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of the shareholders of any other Fund.

                  b. The Advisor reserves the right (i) to waive all or part of its fee and assume expenses of the Fund and
                           (ii) to make payments to brokers and dealers in consideration of their promotional or administrative services.

         5. Activities of the Advisor. The services of the Advisor to the Trust and each Fund hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. It is understood that Trustees and officers of the Trust are or may become interested in the Advisor as stockholders, officers, or otherwise , and that stockholders and officers of the Advisor are or may become similarly interested in the Trust, and that the Advisor may become interested in the Trust as shareholder or otherwise.

         6. Use of Names. The Trust or any Fund shall not use the name of the Advisor in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Advisor; provided, however, that the Advisor shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a State Securities Commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Advisor shall not use the name of the Trust or any Fund in any material relating to the Advisor in any manner not approved prior thereto by the Trust; provided, however, that the Trust shall approve all uses of its name which merely refer in accurate terms to the appointment of the Advisor hereunder or which are required by the SEC or a State Securities Commission; and, provide, further, that in no event shall such approval be unreasonably withheld.

         The Trustees of the Trust acknowledge that, in consideration of the Advisor's assumption of certain expenses of formation of the Trust, the Advisor has reserved for itself the rights to the name "Calvert Social Investment Fund" (or any similar name) and that use by the Trust of such name shall continue only with the continuing consent of the Advisor, which consent may be withdrawn at any time, effective immediately, upon written notice thereof to the Trust.

         7. Liability of the Advisor. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         8. Limitation of Trust's Liability. The Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in Article XI of its Declaration of Trust. The Advisor agrees that the Trust's obligations hereunder in any case shall be limited to the Trust and to its assets and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustees, officer, employee or agent of the Trust.

         9. Force Majeure. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         10. Renewal, Termination and Amendment. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated as hereinafter provided for two years from the effective date as to that Fund, and indefinitely thereafter if its continuance after such one year period shall be specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time with respect to a Fund, without payment of any penalty, by the Trust's Board of Trustees or by vote of the majority of the outstanding voting securities of the Fund upon 60 days' prior written notice to the Advisor and by the Advisor upon 60 days' prior written notice to the Trust. This Agreement may be amended with respect to a Fund at any time by the parties, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment. The terms "assignment", "interested person", and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

         11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         12. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.


         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


                           Calvert Social Investment Fund


                         By:______________________________



                           Calvert Asset Management Company, Inc.


                         By:______________________________



--------------------------------------------------------------------------------


               Fee Schedule to the Investment Advisory Agreement between Calvert Asset Management Company, Inc. and
                         Calvert Social Investment Fund


As compensation pursuant to Section 4 of the Investment Advisory Agreement between CAMCO and Calvert Social Investment Fund ("CSIF") dated _____________, 1999, with respect to each CSIF Portfolio, the Advisor is entitled to receive from each Portfolio an annual advisory fee (the "Fee") as shown below. The Fee shall be computed daily and payable monthly, based on the average daily net assets of the appropriate Portfolio.

Calvert Social Investment Fund Money Market Portfolio:    0.30%

Calvert Social Investment Fund Balanced Portfolio:
                                                 0.425%
                                                 0.35% above $500 million
                                                 0.325% above $1 billion

Calvert Social Investment Fund Bond Portfolio:            0.35%

Calvert Social Investment Fund Equity Portfolio:          0.50%

Calvert Social Investment Fund Managed Index Portfolio:   0.60%


--------------------------------------------------------------------------------


                                                                      APPENDIX 2
                     PROPOSED INVESTMENT ADVISORY AGREEMENT
                        CALVERT WORLD VALUES FUND, INC.

         INVESTMENT ADVISORY AGREEMENT, made this ___ day of ___________, 1999, by and between CALVERT ASSET MANAGEMENT COMPANY, INC., a Delaware corporation having its principal place of business in Bethesda, Maryland (the "Advisor"), and CALVERT WORLD VALUES FUND, INC., a Maryland corporation (the "Corporation"), both having their principal place of business at 4550 Montgomery Avenue, Bethesda, Maryland.

         WHEREAS, the Corporation has been organized to operate as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), for the purpose of investing and reinvesting its assets in securities, as set forth in its Articles of Incorporation, its Bylaws and its registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), as amended; and the Corporation desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory, research services and other management services; and

         WHEREAS, the Advisor has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering management, and investment advisory services to investment companies and desires to provide such services to the Corporation;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Advisor. The Corporation hereby employs the Advisor to manage the investment and reinvestment of the Corporation assets, subject to the control and direction of the Corporation's Board of Directors, for the period and on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

2. Obligations of and Services to be Provided by the Advisor. The Advisor undertakes to provide the following services and to assume the following obligations:

         a. The Advisor shall manage the investment and reinvestment of the Corporation's assets, subject to and in accordance with the investment objectives and policies of the Corporation and any directions which the Corporation's Board of Directors may issue from time to time. In pursuance of the foregoing, the Advisor shall make all determinations with respect to the investment of the Corporation's assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, any other rights pertaining to the Corporation's portfolio securities shall be exercised. The Advisor shall render regular reports to the Corporation's Board of Directors concerning the Corporation's investment activities.

         b. The Advisor shall, in the name of the Corporation on behalf of the Corporation, place orders for the execution of the Corporation's portfolio transactions in accordance with the policies with respect thereto set forth in the Corporation's registration statements under the 1940 Act and the 1933 Act, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of the Corporation's portfolio transactions the Advisor shall create and maintain all necessary brokerage records of the Corporation in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Corporation and shall be available for inspection and use by the SEC, the Corporation or any person retained by the Corporation. Where applicable, such records shall be maintained by the Advisor for the periods and the places required by Rule 31a-2 under the 1940 Act.

         c. The Advisor shall bear its expenses of providing services to the Corporation pursuant to this Agreement except such expenses as are undertaken by the Corporation. In addition, the Advisor shall pay the salaries and fees of all Directors and executive officers who are employees of the Advisor or its affiliates ("Advisor Employees").

3. Expenses of The Corporation. The Corporation shall pay all expenses other than those expressly assumed by the Advisor herein, which expenses payable by the Corporation shall include, but are not limited to:

         a.        Fees to the Advisor as provided herein;

         b.        Legal and audit expenses;

         c. Fees and expenses related to the registration and qualification of the Corporation and its shares for distribution under federal and state securities laws;

         d. Expenses of the transfer agent, registrar, custodian, dividend disbursing agent and shareholder servicing agent;

         e. Any telephone charges associated with shareholder servicing or the maintenance of the Funds or Corporation;

         f. Salaries, fees and expenses of Directors and executive officers of the Corporation, other than Advisor Employees;

         g.        Taxes and corporate fees levied against the Corporation;

         h. Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Corporation;

         i.        Expenses, including interest, of borrowing money;

         j. Expenses incidental to meetings of the Corporation's shareholders and the maintenance of the Corporation's organizational existence;

         k. Expenses of printing stock certificates representing shares of the Corporation and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies and reports to shareholders of the Corporation;

         l. Expenses of preparing and typesetting of prospectuses of the Corporation;

         m. Expenses of printing and distributing prospectuses to shareholders of the Corporation;

         n.        Association membership dues;

         o.        Insurance premiums for fidelity and other coverage; and

         p. Such other legitimate Corporation expenses as the Board of Directors may from time to time determine are properly chargeable to the Corporation.

4.       Compensation of Advisor.

         a. As compensation for the services rendered and obligations assumed hereunder by the Advisor, the Corporation shall pay to the Advisor within ten (10) days after the last day of each calendar month a fee equal on an annualized basis as shown on Schedule A.

         Such fee shall be computed and accrued daily. Upon termination of this Agreement before the end of any calendar month, the fee for such period shall be prorated. For purposes of calculating the Advisor's fee, the daily value of the Corporation's net assets shall be computed by the same method as the Corporation uses to compute the value of its net assets in connection with the determination of the net asset value of Corporation shares.

         b. The Advisor reserves the right (i) to waive all or part of its fee and (ii) to make payments to brokers and dealers in consideration of their promotional or administrative services.

5. Activities of the Advisor. The services of the Advisor to the Corporation hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. It is understood that Directors and officers of the Corporation are or may become interested in the Advisor as stockholders, officers, or otherwise, and that stockholders and officers of the Advisor are or may become similarly interested in the Corporation, and that the Advisor may become interested in the Corporation as a shareholder or otherwise.

6. Use of Names. The Corporation shall not use the name of the Advisor in any prospectus, sales literature or other material relating to the Corporation in any manner not approved prior thereto by the Advisor; provided, however, that the Advisor shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC; and, provided, further, that in no event shall such approval be unreasonably withheld. The Advisor shall not use the name of the Corporation or any Corporation in any material relating to the Advisor in any manner not approved prior thereto by the Corporation; provided, however, that the Corporation shall approve all uses of its name which merely refer in accurate terms to the appointment of the Advisor hereunder or which are required by the SEC; and, provide, further, that in no event shall such approval be unreasonably withheld.

7. Liability of the Advisor. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

8. Force Majeure. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

9. Renewal, Termination and Amendment. This Agreement shall continue in effect with respect to the Corporation, unless sooner terminated as hereinafter provided, through December 31, 1998, and indefinitely thereafter if its continuance shall be specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Corporation or by vote of a majority of the Corporation's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval, or as allowed by law. This Agreement may be terminated at any time, without payment of any penalty, by the Corporation's Board of Directors or by a vote of the majority of the outstanding voting securities of the Corporation upon 60 days' prior written notice to the Advisor and by the Advisor upon 60 days' prior written notice to the Corporation. This Agreement may be amended at any time by the parties, subject to approval by the Corporation's Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Corporation's outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


                           CALVERT WORLD VALUES FUND, INC.


                           By:



                           CALVERT ASSET MANAGEMENT COMPANY, INC.


                           By:


--------------------------------------------------------------------------------


               Fee Schedule to the Investment Advisory Agreement between Calvert Asset Management Company, Inc. and
                        Calvert World Values Fund, Inc.


As compensation pursuant to Section 4 of the Investment Advisory Agreement between CAMCO and Calvert World Values Fund, Inc. ("CWVF") dated _____________, 1999, with respect to each CWVF Portfolio, the Advisor is entitled to receive from each Portfolio an annual advisory fee (the "Fee") as shown below. The Fee shall be computed daily and payable monthly, based on the average daily net assets of the appropriate Portfolio.

CWVF International Equity:          0.75%
                                    0.675% above $250 million
                                    0.65% above $500 million

CWVF Capital Accumulation           0.65%


--------------------------------------------------------------------------------



                                                                      APPENDIX 3

                        INVESTMENT SUBADVISORY AGREEMENT
                       NCM CAPITAL MANAGEMENT GROUP, INC.

         INVESTMENT SUBADVISORY AGREEMENT, made this ___ day of ____________, 1999, by and between CALVERT ASSET MANAGEMENT COMPANY, INC., a Delaware corporation registered as an investment advisor under the Investment Advisers Act of 1940 (the "Advisor"), and NCM CAPITAL MANAGEMENT GROUP, INC., a North Carolina corporation (the "Subadvisor").

         WHEREAS, the Advisor is the investment advisor to Calvert Social Investment Fund, an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Advisor desires to retain the Subadvisor to furnish it with certain investment advisory services in connection with the Advisor's investment advisory activities on behalf of the Calvert Social Investment Fund, Balanced Portfolio (the "Fund");

         NOW, THEREFORE, in consideration of the promises and the terms and conditions hereinafter set forth, it is agreed as follows:

         1.       Services to be Rendered by the Subadvisor to the Fund.

                  (a) Investment Program. Subject to the control of the Calvert Social Investment Fund Board of Trustees ("Trustees") and the Advisor, the Subadvisor at its expense continuously will furnish to the Fund an investment program for such portion, if any, of Fund assets designated by the Advisor from time to time. With respect to such assets, the Subadvisor will make investment decisions, which is subject to Section 1(g) of this Agreement, and will place all orders for the purchase and sale of portfolio securities. The Subadvisor will for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Advisor in any way or otherwise be deemed an agent of the Fund or the Advisor. In the performance of its duties, the Subadvisor will act in the best interests of the Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act, and Subchapter M of the Internal Revenue Code of 1986, as amended, (ii) the terms of this Agreement,
                  (iii) the Fund's Articles of Incorporation, Bylaws and Registration Statement as from time to time amended, (iv) relevant undertakings provided to State securities regulators, (v) the stated investment objective, policies and restrictions of the Fund, and (vi) such other guidelines as the Trustees or Advisor may establish. The Advisor shall be responsible for providing the Subadvisor with current copies of the materials specified in Subsections (a)(iii),
                  (iv), (v) and (vi) of this Section 1.

                  (b) Availability of Personnel. The Subadvisor at its expense will make available to the Trustees and Advisor at reasonable times its portfolio managers and other appropriate personnel, either in person, or, at the mutual convenience of the Advisor and the Subadvisor, by telephone, in order to review the Fund's investment policies and to consult with the Trustees and Advisor regarding the Fund's investment affairs, including economic, statistical and investment matters relevant to the Subadvisor's duties hereunder, and will provide periodic reports to the Advisor relating to the investment strategies it employs.

                  (c) Expenses, Salaries and Facilities. The Subadvisor will pay all expenses incurred by it in connection with its activities under this Agreement (other than the cost of securities and other investments, including any brokerage commissions), including but not limited to, all salaries of personnel and facilities required for it to execute its duties under this Agreement.

                  (d) Compliance Reports. The Subadvisor at its expense will provide the Advisor with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time.

                  (e) Valuation. The Subadvisor will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Fund for which the Subadvisor has responsibility on a daily basis (unless otherwise agreed upon by the parties hereto) and at such other times as the Advisor shall reasonably request.

                  (f) Executing Portfolio Transactions.

                           i) Brokerage In selecting brokers and dealers to execute purchases and sales of investments for the Fund, the Subadvisor will use its best efforts to obtain the most favorable price and execution available in accordance with this paragraph. The Subadvisor agrees to provide the Advisor and the Fund with copies of its policy with respect to allocation of brokerage on trades for the Fund. Subject to review by the Trustees of appropriate policies and procedures, the Subadvisor may cause the Fund to pay a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction. If the first broker provided brokerage and/or research services, including statistical data, to the Subadvisor, the Subadvisor shall not be deemed to have acted unlawfully, or to have breached any duly created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

                           ii) Aggregate Transactions In executing portfolio transactions for the Fund, the Subadvisor may, but will not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies of the Fund, to the extent permitted by applicable laws and regulations. If the Subadvisor chooses to aggregate sales or purchases, it will allocate the securities as well as the expenses incurred in the transaction in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients involved in the transaction.

                  (g) Social Screening. The Advisor is responsible for screening those investments subject to social screening ("Securities") to determine that the Securities investments meet the Fund's social investment criteria, as may be amended from time to time by the Trustees. The Subadvisor will buy only those Securities which the Advisor determines pass the Fund's social screens.

                  (h) Voting Proxies. The Subadvisor agrees to take appropriate action (which may include voting) on all proxies for the Fund's portfolio investments in a timely manner. Such action is subject to the direction of the Trustees and Advisor and will be consistent with the social screens and criteria governing investment selection for the Fund.

                  (i) Furnishing Information for the Fund's Proxies. The Subadvisor agrees to provide the Advisor in a timely manner with all information necessary, including the Subadvisor's certified balance sheet and information concerning the Subadvisor's controlling persons, for preparation of the Fund's proxy statements, as may be needed from time to time.

         2.       Books and Records.

                  a) In connection with the purchase and sale of the Fund's portfolio securities, the Subadvisor shall arrange for the transmission to the Fund's custodian, and/or the Advisor on a daily basis, of such confirmations, trade tickets or other documentation as may be necessary to enable the Advisor to perform its accounting and administrative responsibilities with respect to the management of the Fund.

                  b) Pursuant to Rule 31a-3 under the 1940 Act, Rule 204-2 under the Investment Advisers Act of 1940 and any other laws, rules or regulations regarding recordkeeping, the Subadvisor agrees that: (i) all records it maintains for the Fund are the property of the Fund; (ii) it will surrender promptly to the Fund or Advisor any such records upon the Fund's or Advisor's request; (iii) it will maintain for the Fund the records that the Fund is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Fund for which the Subadvisor has responsibility under this Agreement; and (iv) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Fund.

                  c) The Subadvisor represents that it has adopted a suitable Code of Ethics that covers its activities with respect to its services to the Fund.

         3. Exclusivity. Each party and its affiliates may have advisory, management service or other agreements with other organizations and persons, and may have other interests and businesses; provided, however, that during the term of this Agreement, the Subadvisor will not provide investment advisory services ("Services") to any other investment company registered under the 1940 Act ("Mutual Fund") investing in socially screened securities.

         4. Compensation. The Advisor will pay to the Subadvisor as compensation for the Subadvisor's services rendered pursuant to this Agreement an annual Subadvisory fee as specified in one or more Schedules attached hereto and made part of this Agreement. Such fees shall be paid by the Advisor (and not by the Fund). Such fees shall be payable for each month within 15 business days after the end of such month. If the Subadvisor shall serve for less than the whole of a month, the compensation as specified shall be prorated. The Schedules may be amended from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Declaration of Trust and Bylaws of the Fund. Any change in the Schedule pertaining to any new or existing series of Calvert Social Investment Fund shall not be deemed to affect the interest of any other series and shall not require the approval of shareholders of any other series.

         5. Assignment and Amendment of Agreement. This Agreement automatically shall terminate without the payment of any penalty in the event of its assignment or if the Investment Advisory Agreement between the Advisor and the Fund shall terminate for any reason. This Agreement shall not be materially amended unless, if required by Securities and Exchange Commission rules and regulations, such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of Calvert Social Investment Fund who are not interested persons of the Fund, the Advisor or the Subadvisor.

         6. Duration and Termination of the Agreement. This Agreement shall become effective upon its execution; provided, however, that this Agreement shall not become effective with respect to any series now existing or hereafter created unless it has first been approved (a) by a vote of the majority of those Trustees of Calvert Social Investment Fund who are not parties to this Agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of that series' outstanding voting securities. This Agreement shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 5) except as follows:

                  (a) Calvert Social Investment Fund may at any time terminate this Agreement without penalty with respect to any or all Funds by providing not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor and the Subadvisor. Such termination can be authorized by the affirmative vote of a majority of the (i) Trustees of Calvert Social Investment Fund or (ii) outstanding voting securities of the applicable series.

                  (b) This Agreement will terminate automatically with respect to a series unless, by January 1, 2000, and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Trustees of Calvert Social Investment Fund or the shareholders of such series by the affirmative vote of a majority of the outstanding shares of such series, and (ii) a majority of the Trustees of Calvert Social Investment Fund, who are not interested persons of the Fund, Advisor or Subadvisor, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of any series for their approval and such shareholders fail to approve such continuance as provided herein, the Subadvisor may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                  (c) The Advisor may at any time terminate this Agreement with respect to any or all Funds by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadvisor, and the Subadvisor may at any time terminate this Agreement with respect to any or all series by not less than 90 days written notice delivered or mailed by registered mail, postage prepaid, to the Advisor, unless otherwise mutually agreed in writing.

         Upon termination of this Agreement with respect to any Fund, the duties of the Advisor delegated to the Subadvisor under this Agreement with respect to such Fund automatically shall revert to the Advisor.

         7. Notification to the Advisor. The Subadvisor promptly shall notify the Advisor in writing of the occurrence of any of the following events:

                  (a) the Subadvisor shall fail to be registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and under the laws of any jurisdiction in which the Subadvisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement;

                  (b) the Subadvisor shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; or

                  (c) a violation of the Subadvisor's Code of Ethics is discovered and, again, when action has been taken to rectify such violation; or

                  (d) any other event that might affect the ability of the Subadvisor to provide the services provided for under this Agreement.

         8. Definitions. For the purposes of this Agreement, the terms "vote of a majority of the outstanding Shares," "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings as defined in the 1940 Act and the rules and regulations thereunder subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         9. Indemnification. The Subadvisor shall indemnify and hold harmless the Advisor, the Fund and their respective directors or trustees, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

                  The Advisor shall indemnify and hold harmless the Subadvisor, the Fund, their respective directors or trustees, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or under its Investment Advisory Agreement with the Fund.

         10. Applicable Law and Jurisdiction. This Agreement shall be governed by Maryland law, and any dispute arising from this Agreement or the services rendered hereunder shall be resolved through legal proceedings, whether state, federal, or otherwise, conducted in the state of Maryland or in such other manner or jurisdiction as shall be mutually agreed upon by the parties hereto.

         11. Miscellaneous. Notices of any kind to be given to a party hereunder shall be in writing and shall be duly given if mailed, delivered or communicated by answer back facsimile transmission to such party at the address set forth below, attention President, or at such other address or to such other person as a party may from time to time specify.

                  Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, and have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                  CALVERT ASSET MANAGEMENT COMPANY, INC.

                  BY:______________________________________

Witness:
BY:_______________________

                  NCM CAPITAL MANAGEMENT GROUP, INC.

                  BY:_______________________________________

Witness:
BY:_______________________

--------------------------------------------------------------------------------


                Schedule to the Investment Subadvisory Agreement
                 between Calvert Asset Management Company, Inc.
                     and NCM Capital Management Group, Inc.


         As compensation pursuant to Section 4 of the Subadvisory Agreement between Calvert Asset Management Company, Inc. (the "Advisor") and NCM Capital Management Group, Inc. (the "Subadvisor"), the Advisor shall pay the Subadvisor an annual subadvisory fee, computed daily and payable monthly, at an annual rate of 25 basis points of the average daily net assets of the Balanced Portfolio.

--------------------------------------------------------------------------------

                                                                      APPENDIX 4

                   PROPOSED INVESTMENT SUBADVISORY AGREEMENT


         INVESTMENT SUBADVISORY AGREEMENT, effective September 30, 1998, by and between Calvert Asset Management Company, Inc., a Delaware corporation registered as an investment Advisor under the Investment Advisors Act of 1940 (the "Advisor"), and Atlanta Capital Management Company, LLC., a Georgia corporation, (the "Subadvisor").

         WHEREAS, the Advisor is the investment advisor to the Calvert Social Investment Fund (the "Trust"), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Advisor desires to retain the Subadvisor to furnish it with certain investment advisory services in connection with the Advisor's investment advisory activities on behalf of the Trust and any series of the Trust, for which Schedules are attached hereto (each such series referred to individually as the "Fund").

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is hereby agreed as follows:

         1.       Services to be Rendered by the Subadvisor to the Fund.

                  (a) Investment Program. Subject to the control of the Trust's Board of Trustees and the Advisor, the Subadvisor at its expense continuously will furnish to the Fund an investment program for such portion, if any, of Fund assets designated by the Advisor from time to time. With respect to such assets, the Subadvisor will make investment decisions, subject to Section 1(g) of this Agreement, and will place all orders for the purchase and sale of portfolio securities. The Subadvisor is deemed to be an independent contractor and, except as expressly provided or authorized by this Agreement, has no authority to act for or represent the Trust or the Advisor in any way or otherwise be deemed an agent of the Trust or the Advisor. In the performance of its duties, the Subadvisor will act in the best interests of the Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended, (ii) the terms of this Agreement, (iii) the Trust 's Declaration of Trust, Bylaws and Registration Statement as from time to time amended, (iv) relevant undertakings provided to State securities regulators, (v) the stated investment objective, policies and restrictions of the Fund, and (vi) such other guidelines as the Board of Trustees or Advisor may establish. The Advisor is responsible for providing the Subadvisor with current copies of the materials specified in Subsections (a)(iii), (iv), (v) and (vi) of this Section 1.

                  (b) Availability of Personnel. The Subadvisor at its expense will make available to the Trustees and Advisor at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Advisor and the Subadvisor, by telephone, in order to review the Fund's investment policies and to consult with the Trustees and Advisor regarding the Fund's investment affairs, including economic, statistical and investment matters relevant to the Subadvisor's duties hereunder, and will provide periodic reports to the Advisor relating to the investment strategies it employs.

                  (c) Expenses, Salaries and Facilities. The Subadvisor will pay all expenses incurred by it in connection with its activities under this Agreement (other than the cost of securities and other investments, including any brokerage commissions and all taxes, including any interest and penalties with respect thereto) including, but not limited to, all salaries of personnel and facilities required for it to execute its duties under this Agreement.

                  (d) Compliance Reports. The Subadvisor at its expense will provide the Advisor with such compliance reports relating to its duties under this Agreement as may be agreed on by such parties from time to time.

                  (e) Valuation. The Subadvisor will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Fund for which the Subadvisor has responsibility on a daily basis (unless otherwise agreed on by the parties hereto) and at such other times as the Advisor shall reasonably request.

                  (f)      Executing Portfolio Transactions.

                           (i) Brokerage. In selecting brokers and dealers to execute purchases and sales of investments for the Fund, the Subadvisor will use its best efforts to obtain the most favorable price and execution available in accordance with this paragraph. The Subadvisor agrees to provide the Advisor and the Fund with copies of its policy with respect to allocation of brokerage on trades for the Fund. Subject to review by the Trustees of appropriate policies and procedures, the Subadvisor may cause the Fund to pay a broker a commission for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction. If the broker provided brokerage and/or research services, including statistical data, to the Subadvisor, the Subadvisor shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

                           (ii) Aggregate Transactions. In executing portfolio transactions for the Fund, the Subadvisor may, but will not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies of the Fund, to the extent permitted by applicable laws and regulations. If the Subadvisor chooses to aggregate sales or purchases, it will allocate the securities as well as the expenses incurred in the transaction in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients involved in the transaction.

                           (iii) Directed Brokerage. The Advisor may direct the Subadvisor to use a particular broker or dealer for one or more trades if, in the sole opinion of the Advisor, it is in the best interest of the Fund to do so.

                           (iv) Brokerage Accounts. The Advisor authorizes and empowers the Subadvisor to direct the Fund's custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called "brokerage accounts") for and in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Subadvisor shall select as provided above. The Subadvisor may, using such of the securities and other property in the Fund as the Subadvisor deems necessary or desirable, direct the Fund's custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Subadvisor deems desirable or appropriate.

                  (g) Social Screening. The Advisor is responsible for screening those investments of the Fund subject to social screening ("Securities") to determine that the Securities investments meet the Fund's social investment criteria, as may be amended from time to time by the Trustees and for notifying the Subadvisor of its determination. The Subadvisor will buy only those Securities permitted by the Fund's investment program which the Advisor determines pass the Fund's social screens and of which the Advisor has notified the Subadvisor. In the event that the Advisor notifies the Subadvisor that a security already in the Fund's portfolio no longer passes the Fund's social screen, the Advisor shall instruct the Subadvisor whether the Subadvisor should dispose of the security immediately or at such time as the Subadvisor believes would be least detrimental to the Fund. To the extent instructed by the Advisor, the Subadvisor shall have no liability for the disposition of any securities under this paragraph. With respect to this paragraph, the form of notification shall be mutually agreed upon by the parties.

                  (h) Voting Proxies. The Subadvisor agrees to take appropriate action (which includes voting) on all proxies for the Fund's portfolio investments in a timely manner in accordance with the Advisor's Proxy Voting Guidelines, a copy of which has been provided to the Subadvisor.

                  (i) Furnishing Information for the Fund's Proxies and Other Required Mailings. The Subadvisor agrees to provide the Advisor in a timely manner with all information necessary, including information concerning the Subadvisor's controlling persons, for preparation of the Fund's proxy statements or other required mailings, as may be needed from time to time.

         2. Books and Records.

                  (a) In connection with the purchase and sale of the Fund's portfolio securities, the Subadvisor shall arrange for the transmission to the Fund's custodian, and/or the Advisor on a daily basis, of such confirmations, trade tickets or other documentation as may be necessary to enable the Advisor to perform its accounting and administrative responsibilities with respect to the management of the Fund.

                  (b) Pursuant to Rule 31a-3 under the 1940 Act, Rule 204-2 under the Investment Advisors Act of 1940, and any other applicable laws, rules or regulations regarding recordkeeping, the Subadvisor agrees that: (i) all records it maintains for the Fund are the property of the Fund; (ii) it will surrender promptly to the Fund or Advisor any such records upon the Fund's or Advisor's request; (iii) it will maintain for the Fund the records that the Fund is required to maintain under Rule 31a-1(b) or any other applicable rule insofar as such records relate to the investment affairs of the Fund for which the Subadvisor has responsibility under this Agreement; and
         (iv) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Fund.

                  (c) The Subadvisor represents that it has adopted and will maintain at all times a suitable Code of Ethics that covers its activities with respect to its services to the Fund.

                  (d) The Subadvisor shall supply to the Trust's Board of Trustees its policies on "soft dollars," trade allocations and brokerage allocation procedures. The Subadvisor shall maintain appropriate fidelity bond and errors and omission insurance policies.

         3. Exclusivity. Each party and its affiliates may have advisory, management service or other agreements with other organizations and persons, and may have other interests and businesses; provided, however, that during the term of the Agreement, the Subadvisor will not provide investment advisory services ("Services") to any other investment company offered to the public and registered under the 1940 Act which is "socially screened", as that term is commonly understood. Additionally, the Subadvisor agrees not to manage another registered investment company with a similar investment objective, whether sponsored by the Subadvisor or others, for a period of twelve (12) months from the effective date of this Agreement.

         4. Compensation. The Advisor will pay to the Subadvisor as compensation for the Subadvisor's services rendered pursuant to this Agreement an annual Subadvisory fee as specified in one or more Schedules attached hereto and made part of this Agreement. Such fees shall be paid by the Advisor (and not by the Fund). Such fees shall be payable for each month within 15 business days after the end of such month. If the Subadvisor shall serve for less than the whole of a month, the compensation as specified shall be prorated based on the portion of the month for which services were provided. The Schedules may be amended from time to time, in writing agreed to by the Advisor and the Subadvisor, provided that amendments are made in conformity with applicable laws and regulations and the Declaration of Trust and Bylaws of the Trust. Any change in the Schedule pertaining to any new or existing series of the Trust shall not be deemed to affect the interest of any other series of the Trust and shall not require the approval of shareholders of any other series of the Trust.

         5. Assignment and Amendment of Agreement. This Agreement automatically shall terminate without the payment of any penalty in the event of its assignment (as defined under the 1940 Act) or if the Investment Advisory Agreement between the Advisor and the Trust relating to the Fund shall terminate for any reason. This Agreement constitutes the entire agreement between the parties, and may not be amended except in a writing signed by both parties. This Agreement shall not be materially amended unless, if required by Securities and Exchange Commission rules and regulations, such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Advisor or the Subadvisor.

         6. Duration and Termination of the Agreement. This Agreement shall become effective upon its execution; provided, however, that this Agreement shall not become effective with respect to any Fund now existing or hereafter created unless it has first been approved (a) by a vote of the majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of that Fund's outstanding voting securities or pursuant to the Fund's exemptive order governing the requirement of such a vote. This Agreement shall remain in full force and effect with respect to a Fund continuously thereafter (unless terminated automatically as set forth in Section 5.) except as follows:

                  (a) The Trust may at any time terminate this Agreement without penalty with respect to any or all Funds by providing not less than 60 days written notice delivered or mailed by registered mail, postage prepaid, to the Advisor and the Subadvisor. Such termination can be authorized by the affirmative vote of a majority of the (i) Trustees of the Trust or (ii) outstanding voting securities of the applicable Fund.

                  (b) This Agreement will terminate automatically with respect to a Fund unless, within two years of the effective date of this Agreement, and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Trustees of the Trust or the shareholders of such Fund by the affirmative vote of a majority of the outstanding shares of such Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust, Advisor or Subadvisor, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of any Fund for their approval and such shareholders fail to approve such continuance as provided herein, the Subadvisor may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                  (c) The Advisor may at any time terminate this Agreement with respect to any or all Funds by not less than 60 days written notice delivered or mailed by registered mail, postage prepaid, to the Subadvisor, and the Subadvisor may at any time terminate this Agreement with respect to any or all Funds by not less than 90 days written notice delivered or mailed by registered mail, postage prepaid, to the Advisor, unless otherwise mutually agreed in writing.

         Upon termination of this Agreement with respect to any Fund:

                  (a)  the duties of the Advisor delegated to the Subadvisor under this Agreement with respect to such Fund automatically shall revert to the Advisor, and

                  (b)  both parties agree to use reasonable efforts to jointly issue public statements, other than those public statements required by law, regarding the termination.

         7. Notification to the Advisor. The Subadvisor promptly shall notify the Advisor in writing of the occurrence of any of the following events:

                  (a) the Subadvisor shall fail to be registered as an investment Adviser under the Investment Advisers Act of 1940, as amended, and under the laws of any jurisdiction in which the Subadvisor is required to be registered as an investment Adviser in order to perform its obligations under this Agreement;

                  (b) the Subadvisor shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, directly involving the affairs of the Fund;

                  (c) a material violation of the Subadvisor's Code of Ethics is discovered and, again, when action has been taken to rectify such violations; or

                  (d) any other event, including but not limited to, a change in executive personnel or the addition or loss of major clients of the Subadvisor that might affect the ability of the Subadvisor to provide the Services provided for under this Agreement.

         8. Definitions. For the purposes of this Agreement, the terms "vote of a majority of the outstanding Shares," "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings as defined in the 1940 Act and the rules and regulations thereunder subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         9. Indemnification. The Subadvisor shall indemnify and hold harmless the Advisor, the Trust and their respective trustees, directors, officers and shareholders from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) arising or resulting from the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

         The Advisor shall indemnify and hold harmless the Subadvisor, the Trust and their respective Trustees, directors, officers, employees and agents and shareholders from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) arising or resulting from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or under its Investment Advisory Agreement with the Trust.

         10. Applicable Law and Jurisdiction. This Agreement shall be governed by Maryland law, and any dispute arising from this Agreement or the services rendered hereunder shall be resolved through legal proceedings, whether state, federal, or otherwise, conducted in the state of Maryland or in such other manner or jurisdiction as shall be mutually agreed upon by the parties hereto.

         11. Miscellaneous. Notices of any kind to be given to a party hereunder shall be in writing and shall be duly given if mailed, delivered or communicated by answer back facsimile transmission to such party at the address set forth below, attention President, or at such other address or to such other person as a party may from time to time specify.

         Subadvisor agrees that for a period of two (2) years from the date of termination of this Agreement, it shall not directly or indirectly, hire, employ or engage, or attempt to hire, employ or engage any employee of the Advisor or any affiliate thereof without the prior written permission of the Advisor.

         Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         Each party represents and warrants that it has all requisite authority to enter into and carry out its responsibilities under this Agreement.

IN WITNESS WHEREOF, each of the parties has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first written above.


                           Calvert Asset Management Company, Inc.
                           4550 Montgomery Avenue, Suite 1000N
                           Bethesda, Maryland 20814

                           By:______________________________

Witness
By:______________________________


                           Atlanta Capital Management Company, L.L.C.
                           Two Midtown Plaza, Suite 1600
                           1360 Peachtree Street
                           Atlanta, GA 30309

                           By:______________________________

Witness
By:______________________________


              Fee Schedule to the Investment Subadvisory Agreement
                 between Calvert Asset Management Company, Inc.
                 and Atlanta Capital Management Company, L.L.C.


As compensation pursuant to Section 4 of the Investment Subadvisory Agreement between Calvert Asset Management Company, Inc. (the "Advisor") and Atlanta Capital Management Company, L.L.C. (the "Subadvisor") dated September 30, 1998, with respect to the Calvert Social Investment Fund Equity Portfolio, the Advisor shall pay the Subadvisor a subadvisory fee, computed daily and payable monthly, at an annual rate of 30 basis points of the average daily net assets of the Equity Portfolio.

                                   PROXY CARD

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys, with full power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Wednesday, February 24, 1999 at 9:00 a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

You may cast your vote using one of the following methods:
1. By internet (through a secure internet site): www.calvertgroup.com
2. By telephone (through a secure telephone system): call 1-800-368-2745
3. By facsimile: fax to ______________
4. By mail: postage-paid envelope enclosed
5. In person: Wednesday, February 24, 1999

NOTE: If you plan to vote by mail or by facsimile, please sign the proxy card exactly as your name appears on the card. If you have a joint account, either person may sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date: ________________________, 1999

__________________________________

__________________________________
Signature(s) (and Title(s), if applicable)

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, the attorneys shall vote in accordance with their best judgment.

THE BOARDS OF TRUSTEES/DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

     1. For each Portfolio: to approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").

         For      [  ]     Against          [  ]          Abstain      [  ]

     2. CSIF Balanced: to approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, NCM Capital Management Group, Inc.

         For      [  ]     Against          [  ]          Abstain      [  ]

     3. CSIF Equity: to approve a new investment subadvisory agreement with the new investment subadvisor, Atlanta Capital Management Company, L.L.C.

         For      [  ]     Against          [  ]          Abstain      [  ]

     4. CSIF Balanced and Equity: to authorize CSIF and/or CAMCO to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.

         For      [  ]     Against          [  ]          Abstain      [  ]

     5. CSIF Balanced: to approve a revised investment objective which is more reflective of current economic times.

         For      [  ]     Against          [  ]          Abstain      [  ]

     6. CSIF Bond only: To change the CSIF Bond Portfolio from a diversified to a nondiversified fund and to change the concentration policy to allow it to concentrate in one or more industries.

         For      [  ]     Against          [  ]          Abstain      [  ]

     7. To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.

         For      [  ]     Against          [  ]          Abstain      [  ]

     [ ]To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "x" in the box at left and indicate the number(s) (as set forth in the proxy statement) of the investment restriction(s) you do not want to change on this line:

     8. For each Portfolio: to ratify the Board's selection of CSIF and CWVF auditors, PricewaterhouseCoopers, L.L.P.

         For      [  ]     Against          [  ]          Abstain      [  ]